UNITED STATES

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SCHEDULE 14A

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Tenneco Inc.

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The following is the press release, as released by Tenneco Inc. (the “Company”) on July 27, 2018, announcing the Company’s second quarter 2018 results of operations and the slide presentation to be used in conjunction with the conference call to be held by the Company on July 27, 2018 to discuss the Company’s results of operations for the second quarter 2018, as well as other matters that may impact the Company’s outlook.

Press Release

TENNECO REPORTS SECOND QUARTER 2018 RESULTS

•	Record-high second quarter revenue, outpacing industry production with growth in all three reporting segments

•	Strong cash generation driven by working capital improvements

•	CEOs selected for the new aftermarket and ride performance company and the powertrain technology company

Lake Forest, Illinois, July 27, 2018 – Tenneco Inc. (NYSE: TEN) reported second quarter net income of $50 million, or 98-cents per diluted share, versus a second quarter net loss of $3 million, or 5-cents per diluted share in 2017. Second quarter 2018 adjusted net income was $99 million, or $1.92 per diluted share, compared with $101 million, or $1.88 per diluted share last year.

Revenue

Total revenue in the second quarter was $2.537 billion, up 9% year-over-year, with revenue growth in Clean Air, Ride Performance and Aftermarket. On a constant currency basis, total revenue increased 8% driven by strong commercial truck and off-highway programs and higher volumes and incremental content on light vehicles.

On a constant currency basis, value-add revenue increased 6% to $1.889 billion, significantly outpacing industry production*. Ride Performance revenue increased 13%, Clean Air revenue rose 5%, and global Aftermarket revenue was up 1% compared to last year.

EBIT

Second quarter EBIT (earnings before interest, taxes and noncontrolling interests) was $113 million, compared to $27 million last year. Adjusted EBIT was $175 million, versus $178 million last year. Volume increased in both light vehicle and commercial truck and off-highway applications. Steel commodity costs, launch costs related to a major truck platform and aftermarket versus OE revenue mix impacted margins.

	Q2 2018	Q2 2017
EBIT as a percent of revenue	4.5%	1.2%
EBIT as a percent of value-add revenue	5.9%	1.5%
Adjusted EBIT as a percent of revenue	6.9%	7.7%
Adjusted EBIT as a percent of value-add revenue	9.1%	10.0%

Cash

Cash generated by operations was $75 million, compared with $92 million a year ago. Improvements in working capital were offset by payments made during the second quarter 2018 of $17 million for antitrust settlements, and $11 million for acquisition related payments. During the quarter, the company returned $12 million to shareholders through a dividend payment of 25-cents per common share.

“Tenneco’s strong organic growth was two times industry production growth in the second quarter, with higher revenues in all three reporting segments, led by double-digit growth in intelligent suspension technologies and commercial truck and off-highway revenue,” said Brian Kesseler, CEO Tenneco. “In line with our guidance last quarter, the Tenneco team delivered sequential margin improvement in all three reporting segments as we continue to drive operational improvements and address higher steel costs through customer recovery mechanisms.”

Adjusted second quarter 2018 and 2017 results

(millions except per share amounts)	Q2 2018				Q2 2017
	Net income attributable to Tenneco	Per Share	EBIT	EBITDA(1)(2)	Net income (loss) attributable to Tenneco Inc.	Per Share	EBIT	EBITDA(1)(2)
	$50	$0.98	$113	$172	$(3)	$(0.05)	$27	$82
Adjustments(2)
Restructuring and related expenses	21	0.41	31	31	16	0.30	17	16
Acquisition advisory costs	14	0.27	18	18	—	—	—	—
Pre-closing structural cost reductions	7	0.12	9	9	—	—	—	—
Environmental charge	3	0.06	4	4	—	—	—	—
Antitrust settlement accrual	—	—	—	—	85	1.60	132	132
Warranty settlement	—	—	—	—	5	0.08	7	7
Gain on sale of unconsolidated JV	—	—	—	—	(4)	(0.08)	(5)	(5)
Costs related to refinancing	—	—	—	—	1	0.02	—	—
Net tax adjustments	4	0.08	—	—	1	0.01	—	—

Adjusted Net income, EPS, EBIT, and EBITDA	$99	$1.92	$175	$234	$101	$1.88	$178	$232

(1)	EBITDA including noncontrolling interests
(2)	Tables at the end of this press release reconcile U.S.GAAP to non-GAAP results.

OUTLOOK

Third quarter and full year 2018

Tenneco expects constant currency total revenue growth of 5% in the third quarter 2018, outpacing forecasted light vehicle industry production growth of 3%*. Tenneco estimates currency to have an impact on revenue of -2%, based on currency exchange rates as of June 30, 2018. The company expects organic growth to outpace industry production with growth in light vehicle, commercial truck and off-highway revenue, and a steady contribution from the global aftermarket segment. The company expects third quarter value-add adjusted EBIT margin to be lower than prior year by about 40 to 50 basis points.

For the full year, the company reaffirmed its 2018 full year revenue outlook, and expects 5% constant currency revenue growth, outpacing industry production* by 3 percentage points. Additionally, the company expects currency to have a positive impact on revenue of 1%, based on currency exchange rates as of June 30, 2018. The company expects full year value-add adjusted EBIT margin in the range of 8.5% to 8.7%.

Acquisition of Federal-Mogul LLC

Tenneco signed a definitive agreement on April 10, 2018, to acquire Federal-Mogul, a leading global supplier to original equipment manufacturers and the aftermarket. Tenneco intends to separate the combined businesses into two independent, publicly traded companies through a tax-free spin-off to shareholders that will establish an aftermarket and ride performance company and a powertrain technology company.

The Federal-Mogul acquisition is expected to close early in the fourth quarter of 2018, subject to regulatory and shareholder approvals and other customary closing conditions, with the separation expected to occur in the second half of 2019. The transaction is expected to be value accretive with run-rate earnings synergies of at least $200 million and one-time working capital synergies of at least $250 million within 24 months of closing.

On July 23, Tenneco announced that its board of directors has selected Brian J. Kesseler and Roger J. Wood as the chief executive officers of the two new companies. Kesseler will become chairman and CEO of the aftermarket and ride performance company, which will be headquartered in Lake Forest, Illinois, and Wood will become chairman and CEO of the new powertrain technology company, which will be headquartered in the Detroit, Michigan area. Immediately upon closing of the Federal-Mogul acquisition, and prior to separation, Kesseler and Wood will serve as co-CEOs of Tenneco Inc., leading their respective businesses, while preparing each to become a stand-alone entity and helping facilitate a smooth spin-off. During this period, both CEOs will report to the Tenneco Board of Directors.

In connection with the Federal-Mogul acquisition, the Tenneco Board of Directors has scheduled a special meeting of stockholders for Wednesday, September 12, 2018 at 10:00 a.m. CT. The meeting will be held at the corporate headquarters, 500 North Field Drive, Lake Forest, Illinois. The record date for stockholders eligible to vote at the meeting is July 31, 2018.

*	Source: IHS Automotive July 2018 global light vehicle production forecast and Tenneco estimates.

Attachment 1

Statements of Income – 3 Months

Statements of Income – 6 Months

Balance Sheets

Statements of Cash Flows – 3 Months

Statements of Cash Flows – 6 Months

Attachment 2

Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 3 Months

Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 Months

Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 6 Months

Reconciliation of GAAP to Non-GAAP Earnings Measures – 6 Months

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 6 Months

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months and 6 Months

Reconciliation of Non-GAAP Measures – Debt Net of Cash/Adjusted LTM EBITDA including noncontrolling interests

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment and Aftermarket Revenue – 3 Months and 6 months

Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 Months

Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 6 Months

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment Commercial Truck, Off-Highway and other revenues – 3 Months and 6 months

CONFERENCE CALL

The company will host a conference call on Friday, July 27, 2018 at 9:00 a.m. ET. The dial-in number is 866-807-9684 (domestic) or 412-317-5415 (international). The passcode is Tenneco Inc. call. The call and accompanying slides will be available on the financial section of the Tenneco web site at www.investors.tenneco.com. A recording of the call will be available one hour following completion of the call on July 27, 2018 through August 3, 2018. To access this recording, dial 877-344-7529 (domestic), 855-669-9658 (Canada) or 412-317-0088 (international). The replay access code is 10122424. The purpose of the call is to discuss the company’s operations for the second fiscal quarter of 2018, as well as provide updated information regarding matters impacting the company’s outlook. A copy of the press release is available on the financial and news sections of the Tenneco web site.

About Tenneco

Tenneco is a $9.3 billion global manufacturing company with headquarters in Lake Forest, Illinois and approximately 32,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of ride performance and clean air products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker®, XNOx™ and Clevite®Elastomers.

About the Aftermarket and Ride Performance Company

The aftermarket and ride performance company would have 2017 pro-forma revenues of $6.4 billion, with 57% of those revenues from aftermarket and 43% from original equipment customers. Following the Federal-Mogul acquisition, the aftermarket and ride performance company will be one of the largest global multi-line, multi-brand aftermarket companies, and one of the largest global OE ride performance and braking companies. The aftermarket and ride performance company’s principal product brands will include Monroe®, Walker®, Clevite®Elastomers, MOOG®, Fel-Pro®, Wagner®, and Champion®.

About the Powertrain Technology Company

The powertrain technology company would have 2017 pro-forma revenues of $10.7 billion, serving light vehicle, commercial truck, off-highway and industrial markets. Following the Federal-Mogul acquisition, the powertrain technology company will be one of the world’s largest pure-play powertrain companies serving OE markets worldwide with engineered solutions addressing fuel economy, power output, and criteria pollution requirements for gasoline, diesel and electrified powertrains.

Revenue estimates in this release are based on OE manufacturers’ programs that have been formally awarded to the company; programs where Tenneco is highly confident that it will be awarded business based on informal customer indications consistent with past practices; and Tenneco’s status as supplier for the existing program and its relationship with the customer. These revenue estimates are also based on anticipated vehicle production levels and pricing, including precious metals pricing and the impact of material cost changes. Unless otherwise indicated, our revenue estimate methodology does not attempt to forecast currency fluctuations, and accordingly, reflects constant currency. Certain elements of the restructuring and related expenses, legal settlements and other unusual charges we incur from time to time cannot be forecasted accurately. In this respect, we are not able to forecast EBIT (and the related margins) on a forward-looking basis without unreasonable efforts on account of these factors and the difficulty in predicting GAAP revenues (for purposes of a margin calculation) due to variability in production rates and volatility of precious metal pricing in the substrates that we pass through to our customers. For certain additional assumptions upon which these estimates are based, see the slides accompanying the July 27, 2018 webcast, which will be available on the financial section of the Tenneco website at www.investors.tenneco.com.

Safe Harbor

This release contains forward-looking statements. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this communication that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events and (ii) statements about our future business plans and strategy and other statements that describe Tenneco’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. These forward-looking statements are included in various sections of this communication and the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof) are intended to identify forward-looking statements. Forward-looking statements included in this release concern, among other things, the proposed acquisition of Federal-Mogul LLC and related separation transactions, including the expected timing of completion of the proposed acquisition and spin-off; the benefits of the proposed acquisition and spin-off; the combined and separated companies’ respective plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the risk that the acquisition transaction may not be completed in a timely manner or at all due to a failure to satisfy certain closing conditions, including any stockholder or regulatory approval or the failure to satisfy other conditions to completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the outcome of any legal proceeding that may be instituted against Tenneco and others following the announcement of the transactions; the combined company may not complete the separation of the Aftermarket & Ride Performance business from the Powertrain Technology business (or achieve some or all of the anticipated benefits of such a separation); the proposed transactions may have an adverse impact on existing arrangements with Tenneco or Federal-Mogul, including those related to transition, manufacturing and supply services and tax matters; the amount of the costs, fees, expenses and charges related to the transactions may be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the transactions, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the transactions may not advance the combined or separated companies’ respective business strategy; the risk that the combined company may experience difficulty integrating or separating all employees or operations; the potential diversion of Tenneco management’s attention resulting from the proposed transactions; as well as the risk factors and cautionary statements included in Tenneco’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the SEC.

In addition, the forward-looking statements contained herein pertaining to the company’s performance are based on the current expectations of the company (including its subsidiaries). Because these forward-looking statements involve risks and uncertainties, the company’s plans, actions and actual results could differ materially. Among the factors that could cause these plans, actions and results to differ materially from current expectations are:

(i) general economic, business and market conditions;

(ii) the company’s ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;

(iii) the cost and outcome of existing and any future claims, legal proceedings, or investigations, including, but not limited to, any of the foregoing arising in connection with the ongoing global antitrust investigation, product performance, product safety or intellectual property rights;

(iv) changes in capital availability or costs, including increases in the company’s costs of borrowing (i.e., interest rate increases), the amount of the company’s debt, the ability of the company to access capital markets at favorable rates, and the credit ratings of the company’s debt;

(v) changes in consumer demand, prices and the company’s ability to have our products included on top selling vehicles, including any shifts in consumer preferences to lower margin vehicles, for which we may or may not have supply arrangements;

(vi) changes in automotive and commercial vehicle manufacturers’ production rates and their actual and forecasted requirements for the company’s products such as the significant production cuts during recent years by automotive manufacturers in response to difficult economic conditions;

(vii) the overall highly competitive nature of the automobile and commercial vehicle parts industries, and any resultant inability to realize the sales represented by the company’s awarded book of business which is based on anticipated pricing and volumes over the life of the applicable program;

(viii) the loss of any of our large original equipment manufacturer (“OEM”) customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other OEMs or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;

(ix) the company’s continued success in cost reduction and cash management programs and its ability to execute restructuring and other cost reduction plans, including our current cost reduction initiatives, and to realize anticipated benefits from these plans;

(x) risk inherent in operating a multi-national company, including economic conditions, such as currency exchange and inflation rates, and political environments in the countries where we operate or sell our products, adverse changes in trade agreements, tariffs, immigration policies, political stability, and tax and other laws, and potential disruption of production and/or supply;

(xi) workforce factors such as strikes or labor interruptions;

(xii) increases in the costs of raw materials, including the company’s ability to successfully reduce the impact of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery and other methods;

(xiii) the negative impact of fuel price volatility on transportation and logistics costs, raw material costs, discretionary purchases of vehicles or aftermarket products, and demand for off-highway equipment;

(xiv) the cyclical nature of the global vehicular industry, including the performance of the global aftermarket sector and longer product lives of automobile parts;

(xv) product warranty costs;

(xvi) the failure or breach of our information technology systems and the consequences that such failure or breach may have to our business;

(xvii) the company’s ability to develop and profitably commercialize new products and technologies, and the acceptance of such new products and technologies by the company’s customers and the market;

(xviii) changes by the Financial Accounting Standards Board or other accounting regulatory bodies to authoritative generally accepted accounting principles or policies;

(xix) changes in accounting estimates and assumptions, including changes based on additional information;

(xx) the impact of the extensive, increasing and changing laws and regulations to which we are subject, including environmental laws and regulations, which may result in our incurrence of environmental liabilities in excess of the amount reserved;

(xxi) natural disasters, acts of war and/or terrorism and the impact of these occurrences or acts on economic, financial, industrial and social condition, including, without limitation, with respect to supply chains and customer demand in the countries where the company operates; and

(xxii) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Unless otherwise indicated, the forward-looking statements in this release are made as of the date of this communication, and, except as required by law, Tenneco does not undertake any obligation, and disclaims any obligation, to publicly disclose revisions or updates to any forward-looking statements. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company’s SEC filings, including but not limited to its annual report on Form 10-K for the year ended December 31, 2017.

Additional Information and Where to Find It

In connection with the proposed transaction between Tenneco Inc. (the “Company”) and Federal-Mogul LLC, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or other document(s) that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FEDERAL-MOGUL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at investors.tenneco.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 North Field Drive in Lake Forest, Illinois 60045 or by calling (847) 482-5162.

Certain Information Regarding Participants

The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2018, its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018, and its Current Reports on Form 8-K filed with the SEC on July 23, 2018. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company.

No Offers or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

###

Tenneco investor inquiries:

Linae Golla

847 482-5162 (office)

224 632-0986 (cell)

lgolla@tenneco.com

Tenneco media inquiries:

Bill Dawson

847 482-5807 (office)

224 280-4308 (cell)

bdawson@tenneco.com

ATTACHMENT 1

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

STATEMENTS OF INCOME

Unaudited

THREE MONTHS ENDED JUNE 30,

(Millions except per share amounts)

	2018		2017
Net sales and operating revenues
Clean Air - Value-add revenues	$1,073		$998
Clean Air - Substrate sales	621		541
Ride Performance	506		442
Aftermarket	337		336

Total net sales and operating revenues	$2,537		$2,317
Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	2,159	(a)	1,949	(f) (h) (l)
Engineering, research and development	42	(c)	36
Selling, general and administrative	156	(a) (b) (c) (d)	252	(f) (g) (l)
Depreciation and amortization of other intangibles	59		55	(f)

Total costs and expenses	2,416		2,292
Other income (expense)
Loss on sale of receivables	(2)		(1)
Other income (expense)	(6)		3	(i) (l)

Total other income (expense)	(8)		2
Earnings before interest expense, income taxes, and noncontrolling interests
Clean Air	105	(a) (c)	106	(f)
Ride Performance	5	(a)	18	(f) (h)
Aftermarket	50	(a) (c)	54	(f)
Other	(47	) (b) (c) (d)	(151	) (f) (g) (i)

Total earnings before interest expense, income taxes, and noncontrolling interests	113		27
Interest expense (net of interest capitalized)	20		20	(j)

Earnings before income taxes and noncontrolling interests	93		7
Income tax expense (benefit)	27	(e)	(8	) (k)

Net income	66		15
Less: Net income attributable to noncontrolling interests	16		18

Net income (loss) attributable to Tenneco Inc.	$50		$(3)

Weighted average common shares outstanding:
Basic	51.3		53.5

Diluted	51.6		53.5

Earnings (Loss) per share of common stock:
Basic	$0.98		$(0.05)

Diluted	$0.98		$(0.05)

(a)	Includes restructuring and related charges of $31 million pre-tax, $21 million after tax and noncontrolling interests or $0.41 per diluted share. Of the amount, $23 million is recorded in cost of sales and $8 million is recorded in selling, general and administrative expenses. $11 million is recorded in Clean Air, $18 million is recorded in Ride Performance and $2 million is recorded in Aftermarket.

(b)	Includes acquisition advisory costs of $18 million pre-tax, $14 million after tax or $0.27 per diluted share.

(c)	Includes pre-closing structural cost reductions of $9 million pre-tax, $7 million after tax or $0.12 per diluted share. Of the amount, $5 million is recorded in selling, general and administrative expenses and $4 million is recorded in engineering. $6 million is recorded in Clean Air, $1 million is recorded in Aftermarket and $2 million in Other.

(d)	Includes environmental charge of $4 million pre-tax, $3 million after tax or $0.06 per diluted share related to an acquired site whereby an indemnification reverted back to the Company resulting from a 2009 bankruptcy filing of Mark IV Industries.

(e)	Includes net tax expense of $4 million or $0.08 per diluted share for discrete tax adjustments recognized in the period.

(f)	Includes restructuring and related charges of $17 million pre-tax, $16 million after tax or $0.30 per diluted share. Of the amount, $12 million is recorded in cost of sales, $4 million is recorded in selling, general and administrative expenses and $1 million is recorded in depreciation and amortization. $12 million is recorded in Clean Air, $2 million is recorded in Ride Performance, $1 million is recorded in Aftermarket and $2 million is recorded in Other.

(g)	Includes antitrust settlement accrual of $132 million pre-tax, $85 million after tax or $1.60 per diluted share.

(h)	Includes warranty settlement of $7 million pre-tax, $5 million after tax or $0.08 per diluted share.

(i)	Includes gain on sale of an unconsolidated JV of $5 million pre-tax, $4 million after tax or $0.08 per diluted share.

(j)	Includes pre-tax expenses of $1 million, $1 million after tax or $0.02 per diluted share for costs related to refinancing activities.

(k)	Includes net tax expense of $1 million or $0.01 per diluted share for discrete tax adjustments recognized in the period.

(l)	Includes retrospective adjustment of $2 million to reflect the effects of applying ASU 2017-07 Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost adopted in Q1 2018.

ATTACHMENT 1

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

STATEMENTS OF INCOME

Unaudited

SIX MONTHS ENDED JUNE 30,

(Millions except per share amounts)

	2018		2017
Net sales and operating revenues
Clean Air - Value-add revenues	$2,177		$2,006
Clean Air - Substrate sales	1,273		1,088
Ride Performance	1,019		870
Aftermarket	642		645

Total net sales and operating revenues	$5,111		$4,609
Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	4,357	(a) (e)	3,878	(g) (i) (m)
Engineering, research and development	83	(a) (c)	75
Selling, general and administrative	309	(a) (b) (c) (d)	393	(g) (h) (k) (m)
Depreciation and amortization of other intangibles	118		107	(g)

Total costs and expenses	4,867		4,453
Other income (expense)
Loss on sale of receivables	(5)		(2)
Other income (expense)	(9)		(6	) (j) (k) (m)

Total other income (expense)	(14)		(8)
Earnings before interest expense, income taxes, and noncontrolling interests
Clean Air	224	(a) (c)	200	(g)
Ride Performance	13	(a) (e)	45	(g) (i)
Aftermarket	85	(a) (c)	96	(g)
Other	(92	) (b) (c) (d)	(193	) (g) (h) (j) (k)

Total earnings before interest expense, income taxes, and noncontrolling interests	230		148
Interest expense (net of interest capitalized)	40		35	(l)

Earnings before income taxes and noncontrolling interests	190		113
Income tax expense	52	(f)	25

Net income	138		88
Less: Net income attributable to noncontrolling interests	30		32

Net income attributable to Tenneco Inc.	$108		$56

Weighted average common shares outstanding:
Basic	51.2		53.7

Diluted	51.5		54.0

Earnings per share of common stock:
Basic	$2.12		$1.05

Diluted	$2.10		$1.05

(a)	Includes restructuring and related charges of $43 million pre-tax, $29 million after tax and noncontrolling interests or $0.57 per diluted share. Of the amount, $32 million is recorded in cost of sales, $10 million is recorded in selling, general and administrative expenses and $1 million is recorded in engineering. $12 million is recorded in Clean Air, $27 million is recorded in Ride Performance and $4 million is recorded in Aftermarket.

(b)	Includes acquisition advisory costs of $31 million pre-tax, $25 million after tax or $0.48 per diluted share.

(c)	Includes pre-closing structural cost reductions of $9 million pre-tax, $7 million after tax or $0.12 per diluted share. Of the amount, $5 million is recorded in selling, general and administrative expenses and $4 million is recorded in engineering. $6 million is recorded in Clean Air, $1 million is recorded in Aftermarket and $2 million in Other.

(d)	Includes environmental charge of $4 million pre-tax, $3 million after tax or $0.06 per diluted share related to an acquired site whereby an indemnification reverted back to the Company resulting from a 2009 bankruptcy filing of Mark IV Industries.

(e)	Includes warranty charge of $5 million pre-tax, $4 million after tax or $0.08 per diluted share.

(f)	Includes net tax expense of $4 million or $0.09 per diluted share for discrete tax adjustments recognized in the period.

(g)	Includes restructuring and related charges of $32 million pre-tax, $30 million after tax or $0.55 per diluted share. Of the amount, $23 million is recorded in cost of sales, $7 million is recorded in selling, general and administrative expenses and $2 million is recorded in depreciation and amortization. $21 million is recorded in Clean Air, $5 million is recorded in Ride Performance, $3 million is recorded in Aftermarket and $3 million is recorded in Other.

(h)	Includes antitrust settlement accrual of $132 million pre-tax, $85 million after tax or $1.59 per diluted share.

(i)	Includes warranty settlement of $7 million pre-tax, $5 million after tax or $0.08 per diluted share.

(j)	Includes gain on sale of an unconsolidated JV of $5 million pre-tax, $4 million after tax or $0.08 per diluted share.

(k)	Includes pension and accelerated restricted stock vesting charges of $11 million pre-tax, $7 million after tax or $0.13 per diluted share. Of the amount, $5 million is recorded in selling, general and administrative expense and $6 million is recorded in other income (expense).

(l)	Includes pre-tax expenses of $1 million, $1 million after tax or $0.02 per diluted share for costs related to refinancing activities.

(m)	Includes retrospective adjustment of $7 million to reflect the effects of applying ASU 2017-07 Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost adopted in Q1 2018.

            ATTACHMENT 1

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

BALANCE SHEETS

Unaudited

(Millions)

	June 30, 2018		December 31, 2017
Assets
Cash and cash equivalents	$235		$315
Restricted cash	2		3
Receivables, net	1,442	(a)	1,321	(a)
Inventories	898		869
Other current assets	348		291
Investments and other assets	453		428
Plant, property, and equipment, net	1,625		1,615

Total assets	$5,003		$4,842

Liabilities and Shareholders’ Equity
Short-term debt	$78		$83
Accounts payable	1,813		1,705
Accrued taxes	42		45
Accrued interest	14		14
Other current liabilities	451		419
Long-term debt	1,381	(b)	1,358	(b)
Deferred income taxes	11		11
Deferred credits and other liabilities	414		423
Redeemable noncontrolling interests	38		42
Tenneco Inc. shareholders’ equity	717		696
Noncontrolling interests	44		46

Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$5,003		$4,842

	June 30, 2018		December 31, 2017
(a) Accounts receivable net of:
Europe - Accounts receivable factoring programs	$255		$218
North America - Accounts receivable factoring program	$122		$107

	June 30, 2018		December 31, 2017
(b) Long-term debt composed of:
Borrowings against revolving credit facilities	$278		$244
Term loan A (Due 2022)	378		388
5.000% senior notes (Due 2026)	493		492
5.375% senior notes (Due 2024)	222		222
Other long-term debt	10		12

	$1,381		$1,358

ATTACHMENT 1

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

STATEMENT OF CASH FLOWS

Unaudited

(Millions)

	THREE MONTHS ENDED JUNE 30,
	2018	2017
Operating activities:
Net income	$66	$15
Adjustments to reconcile net income to net cash provided by operating activities - Depreciation and amortization of other intangibles	59	55
Stock-based compensation	2	2
Deferred income taxes	(8)	(7)
Loss on sale of assets	2	—
Changes in components of working capital-
(Inc.)/dec. in receivables	(16)	(66	) (a)
(Inc.)/dec. in inventories	(19)	(15)
(Inc.)/dec. in prepayments and other current assets	(25)	(11)
Inc./(dec.) in payables	(25)	(7)
Inc./(dec.) in accrued taxes	—	(41)
Inc./(dec.) in accrued interest	3	3
Inc./(dec.) in other current liabilities	33	160
Changes in long-term assets	(5)	1
Changes in long-term liabilities	8	2
Other	—	1

Net cash provided by operating activities	75	92
Investing activities:
Proceeds from sale of assets	3	3
Proceeds from sale of equity interest	—	9
Cash payments for plant, property and equipment	(80)	(90)
Cash payments for software-related intangible assets	(5)	(6)
Proceeds from deferred purchase price of factored receivables	32	27	(a)
Other	2	(4)

Net cash used by investing activities	(48)	(61	) (b)
Financing activities:
Cash dividends	(12)	(13)
Issuance of common shares under employee stock plans	1	—
Purchase of common stock under the share repurchase program	—	(44)
Issuance of long-term debt	—	136
Debt issuance costs on long-term debt	(2)	(8)
Retirement of long-term debt	(6)	(2)
Net inc./(dec.) in bank overdrafts	—	(12)
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on long-term debt and short-term borrowings secured by accounts receivable	(29)	(57)
Net inc./(dec.) in short-term debt secured by accounts receivable	10	—
Distribution to noncontrolling interest partners	(28)	(33)

Net cash used by financing activities	(66)	(33)
Effect of foreign exchange rate changes on cash, cash equivalents and restricted cash	(14)	(7)

Decrease in cash, cash equivalents and restricted cash	(53)	(9)
Cash, cash equivalents and restricted cash, beginning of period	290	344	(b)

Cash, cash equivalents and restricted cash, end of period	$237	$335	(b)

Supplemental Cash Flow Information:
Cash paid during the period for interest (net of interest capitalized)	$17	$16
Cash paid during the period for income taxes (net of refunds)	31	28
Non-cash Investing and Financing Activities:
Period ended balance of payables for plant, property, and equipment	$54	$51
Deferred purchase price of receivables factored in the period	34	27

(a)	Retrospectively adjusted to reflect the effects of applying ASU 2016-15 on Statement of Cash Flows—Classification of certain cash receipts and cash payments (Topic 230) adopted in Q1 2018.
(b)	Retrospectively adjusted to reflect the effects of applying the ASU 2016-18 on Statement of Cash Flows—Restricted Cash adopted in Q1 2018.

ATTACHMENT 1

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

STATEMENT OF CASH FLOWS

Unaudited

(Millions)

	SIX MONTHS ENDED JUNE 30,
	2018	2017
Operating activities:
Net income	$138	$88
Adjustments to reconcile net income to net cash provided by operating activities - Depreciation and amortization of other intangibles	118	107
Stock-based compensation	7	11
Deferred income taxes	(9)	—
Loss on sale of assets	5	1
Changes in components of working capital-
(Inc.)/dec. in receivables	(239)	(225	) (a)
(Inc.)/dec. in inventories	(53)	(60)
(Inc.)/dec. in prepayments and other current assets	(70)	(68)
Inc./(dec.) in payables	164	86
Inc./(dec.) in accrued taxes	(3)	(38)
Inc./(dec.) in accrued interest	—	(2)
Inc./(dec.) in other current liabilities	30	152
Changes in long-term assets	(14)	—
Changes in long-term liabilities	1	7
Other	—	2

Net cash provided by operating activities	75	61
Investing activities:
Proceeds from sale of assets	5	6
Proceeds from sale of equity interest	—	9
Cash payments for plant, property and equipment	(164)	(193)
Cash payments for software-related intangible assets	(10)	(12)
Proceeds from deferred purchase price of factored receivables	66	49	(a)
Other	2	(4)

Net cash used by investing activities	(101)	(145)
Financing activities:
Cash dividends	(25)	(26)
Repurchase of common shares under employee stock plans	(1)	(3)
Purchase of common stock under the share repurchase program	—	(60)
Issuance of long-term debt	—	136
Debt issuance costs on long-term debt	(2)	(8)
Retirement of long-term debt	(12)	(8)
Net inc./(dec.) in bank overdrafts	(4)	(9)
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on long-term debt and short-term borrowings secured by accounts receivable	48	60
Net inc./(dec.) in short-term debt secured by accounts receivable	(20)	20
Distribution to noncontrolling interest partners	(28)	(33)

Net cash provided (used) by financing activities	(44)	69
Effect of foreign exchange rate changes on cash, cash equivalents and restricted cash	(11)	1

Decrease in cash, cash equivalents and restricted cash	(81)	(14)
Cash, cash equivalents and restricted cash, beginning of period	318	349	(b)

Cash, cash equivalents and restricted cash, end of period	$237	$335	(b)

Supplemental Cash Flow Information:
Cash paid during the period for interest (net of interest capitalized)	$40	$38
Cash paid during the period for income taxes (net of refunds)	56	43
Non-cash Investing and Financing Activities:
Period ended balance of payables for plant, property, and equipment	$54	$51
Deferred purchase price of receivables factored in the period	71	53

(a)	Retrospectively adjusted to reflect the effects of applying ASU 2016-15 on Statement of Cash Flows—Classification of certain cash receipts and cash payments (Topic 230) adopted in Q1 2018.
(b)	Retrospectively adjusted to reflect the effects of applying the ASU 2016-18 on Statement of Cash Flows—Restricted Cash adopted in Q1 2018.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)

Unaudited

(Millions)

	Q2 2018
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
Net income attributable to Tenneco Inc.						$50
Net income attributable to noncontrolling interests						16

Net income						66
Income tax expense						27
Interest expense (net of interest capitalized)						20

EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$105	$5	$50	$160	$(47)	113
Depreciation and amortization of other intangibles	38	17	4	59	—	59

Total EBITDA including noncontrolling interests (2)	$143	$22	$54	$219	$(47)	$172

	Q2 2017
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
Net loss attributable to Tenneco Inc.						$(3)
Net income attributable to noncontrolling interests						18

Net income						15
Income tax benefit						(8)
Interest expense (net of interest capitalized)						20

EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$106	$18	$54	$178	$(151)	27
Depreciation and amortization of other intangibles	35	15	5	55	—	55

Total EBITDA including noncontrolling interests (2)	$141	$33	$59	$233	$(151)	$82

(1)	U.S. Generally Accepted Accounting Principles.
(2)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

             ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(Millions except per share amounts)

	Q2 2018				Q2 2017
	Net income attributable to Tenneco Inc.	Per Share	EBIT	EBITDA (3)	Net income (loss) attributable to Tenneco Inc.	Per Share	EBIT	EBITDA (3)
Earnings (Loss) Measures	$50	$0.98	$113	$172	$(3)	$(0.05)	$27	$82
Adjustments:
Restructuring and related expenses	21	0.41	31	31	16	0.30	17	16
Acquisition advisory costs (4)	14	0.27	18	18	—	—	—	—
Pre-closing structural cost reductions (5)	7	0.12	9	9	—	—	—	—
Environmental charge (6)	3	0.06	4	4	—	—	—	—
Antitrust settlement accrual (7)	—	—	—	—	85	1.60	132	132
Warranty settlement (8)	—	—	—	—	5	0.08	7	7
Gain on sale of unconsolidated JV	—	—	—	—	(4)	(0.08)	(5)	(5)
Costs related to refinancing	—	—	—	—	1	0.02	—	—
Net tax adjustments	4	0.08	—	—	1	0.01	—	—

Adjusted Net income, EPS, EBIT, and EBITDA	$99	$1.92	$175	$234	$101	$1.88	$178	$232

	Q2 2018
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
EBIT	$105	$5	$50	$160	$(47)	$113
Restructuring and related expenses	11	18	2	31	—	31
Acquisition advisory costs (4)	—	—	—	—	18	18
Pre-closing structural cost reductions (5)	6	—	1	7	2	9
Environmental charge (6)	—	—	—	—	4	4

Adjusted EBIT	$122	$23	$53	$198	$(23)	$175

	Q2 2017
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
EBIT	$106	$18	$54	$178	$(151)	$27
Restructuring and related expenses	12	2	1	15	2	17
Antitrust settlement accrual (7)	—	—	—	—	132	132
Warranty settlement (8)	—	7	—	7	—	7
Gain on sale of unconsolidated JV	—	—	—	—	(5)	(5)

Adjusted EBIT	$118	$27	$55	$200	$(22)	$178

(1)	U.S. Generally Accepted Accounting Principles.

(2)	Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(3)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4)	Advisory costs related to Federal-Mogul acquisition.

(5)	Structural cost reductions in advance of closing Federal-Mogul acquisition.

(6)	Environmental charge related to an acquired site whereby an indemnification reverted back to the Company resulting from a 2009 bankruptcy filing of Mark IV Industries.

(7)	Charges related to establish a reserve for settlement costs necessary to resolve the company’s antitrust matters globally.

(8)	Warranty settlement with customer.

             ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)

Unaudited

(Millions)

	YTD 2018
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
Net income attributable to Tenneco Inc.						$108
Net income attributable to noncontrolling interests						30

Net income						138
Income tax expense						52
Interest expense (net of interest capitalized)						40

EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$224	$13	$85	$322	$(92)	230
Depreciation and amortization of other intangibles	75	34	9	118	—	118

Total EBITDA including noncontrolling interests (2)	$299	$47	$94	$440	$(92)	$348

	YTD 2017
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
Net income attributable to Tenneco Inc.						$56
Net income attributable to noncontrolling interests						32

Net income						88
Income tax expense						25
Interest expense (net of interest capitalized)						35

EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$200	$45	$96	$341	$(193)	148
Depreciation and amortization of other intangibles	68	30	9	107	—	107

Total EBITDA including noncontrolling interests (2)	$268	$75	$105	$448	$(193)	$255

(1)	U.S. Generally Accepted Accounting Principles.
(2)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

             ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(Millions except per share amounts)

	YTD 2018				YTD 2017
	Net income attributable to Tenneco Inc.	Per Share	EBIT	EBITDA (3)	Net income attributable to Tenneco Inc.	Per Share	EBIT	EBITDA (3)
Earnings Measures	$108	$2.10	$230	$348	$56	$1.05	$148	$255
Adjustments:
Restructuring and related expenses	29	0.57	43	43	30	0.55	32	30
Acquisition advisory costs (4)	25	0.48	31	31	—	—	—	—
Pre-closing structural cost reductions (5)	7	0.12	9	9	—	—	—	—
Environmental charge (6)	3	0.06	4	4	—	—	—	—
Warranty charge (7)	4	0.08	5	5	—	—	—	—
Antitrust settlement accrual (8)	—	—	—	—	85	1.59	132	132
Warranty settlement (9)	—	—	—	—	5	0.08	7	7
Gain on sale of unconsolidated JV	—	—	—	—	(4)	(0.08)	(5)	(5)
Pension charges / Stock vesting (10)	—	—	—	—	7	0.13	11	11
Costs related to refinancing	—	—	—	—	1	0.02	—	—
Net tax adjustments	4	0.09	—	—	—	—	—	—

Adjusted Net income, EPS, EBIT, and EBITDA	$180	$3.50	$322	$440	$180	$3.34	$325	$430

	YTD 2018
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
EBIT	$224	$13	$85	$322	$(92)	$230
Restructuring and related expenses	12	27	4	43	—	43
Acquisition advisory costs (4)	—	—	—	—	31	31
Pre-closing structural cost reductions (5)	6	—	1	7	2	9
Environmental charge (6)	—	—	—	—	4	4
Warranty charge (7)	—	5	—	5	—	5

Adjusted EBIT	$242	$45	$90	$377	$(55)	$322

	YTD 2017
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
EBIT	$200	$45	$96	$341	$(193)	$148
Restructuring and related expenses	21	5	3	29	3	32
Antitrust settlement accrual (8)	—	—	—	—	132	132
Warranty settlement (9)	—	7	—	7	—	7
Gain on sale of unconsolidated JV	—	—	—	—	(5)	(5)
Pension charges / Stock vesting (10)	—	—	—	—	11	11

Adjusted EBIT	$221	$57	$99	$377	$(52)	$325

(1)	U.S. Generally Accepted Accounting Principles.

(2)	Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(3)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4)	Advisory costs related to Federal-Mogul acquisition.

(5)	Structural cost reductions in advance of closing Federal-Mogul acquisition.

(6)	Environmental charge related to an acquired site whereby an indemnification reverted back to the Company resulting from a 2009 bankruptcy filing of Mark IV Industries.

(7)	Charge related to warranty. Although Tenneco regularly incurs warranty costs, this specific charge is of an unusual nature in the period incurred.

(8)	Charges related to establish a reserve for settlement costs necessary to resolve the company’s antitrust matters globally.

(9)	Warranty settlement with customer.

(10)	Charges related to Pension derisking and the acceleration of restricted stock vesting in accordance with the long-term incentive plan.

            ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	Q2 2018
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air	$1,694	$621	$1,073	$23	$1,050
Ride Performance	506	—	506	7	499
Aftermarket	337	—	337	(3)	340

Total Tenneco Inc.	$2,537	$621	$1,916	$27	$1,889

	Q2 2017
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air	$1,539	$541	$998	$—	$998
Ride Performance	442	—	442	—	442
Aftermarket	336	—	336	—	336

Total Tenneco Inc.	$2,317	$541	$1,776	$—	$1,776

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

            ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	YTD 2018
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air	$3,450	$1,273	$2,177	$87	$2,090
Ride Performance	1,019	—	1,019	38	981
Aftermarket	642	—	642	2	640

Total Tenneco Inc.	$5,111	$1,273	$3,838	$127	$3,711

	YTD 2017
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air	$3,094	$1,088	$2,006	$—	$2,006
Ride Performance	870	—	870	—	870
Aftermarket	645	—	645	—	645

Total Tenneco Inc.	$4,609	$1,088	$3,521	$—	$3,521

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

            ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE MEASURES

Unaudited

(Millions except percents)

	Q2 2018 vs. Q2 2017 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air	$155	10%	$52	5%
Ride Performance	64	14%	57	13%
Aftermarket	1	0%	4	1%

Total Tenneco Inc.	$220	9%	$113	6%

	YTD Q2 2018 vs. YTD Q2 2017 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air	$356	12%	$84	4%
Ride Performance	149	17%	111	13%
Aftermarket	(3)	0%	(5)	(1%)

Total Tenneco Inc.	502	11%	190	5%

            ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF NON-GAAP MEASURES

Debt net of total cash / Adjusted LTM EBITDA including noncontrolling interests

Unaudited

(Millions except ratios)

	Quarter Ended June 30,
	2018	2017*
Total debt	$1,459	$1,597
Total cash, cash equivalents and restricted cash (total cash)	237	335

Debt net of total cash balances (1)	$1,222	$1,262
Adjusted LTM EBITDA including noncontrolling interests (2) (3)	$878	$845
Ratio of debt net of total cash balances to adjusted LTM EBITDA including noncontrolling interests (4)	1.4x	1.5x

	Q3 17	Q4 17	Q1 18	Q2 18	Q2 18 LTM
Net income attributable to Tenneco Inc.	$83	$68	$58	$50	$259
Net income attributable to noncontrolling interests	16	19	14	16	$65
Income tax expense	16	29	25	27	$97
Interest expense (net of interest capitalized)	19	19	20	20	$78
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	134	135	117	113	$499
Depreciation and amortization of other intangibles	58	59	59	59	$235
Total EBITDA including noncontrolling interests (2)	192	194	176	172	$734
Restructuring and related expenses	19	20	12	31	$82
Goodwill impairment charge (5)	—	11	—	—	$11
Pension charges (6)	—	2	—	—	$2
Warranty charge (9)	—	—	5	—	$5
Acquisition advisory costs (10)	—	—	13	18	$31
Pre-closing structural cost reductions (11)	—	—	—	9	$9
Environmental charge (12)	—	—	—	4	$4

Total Adjusted EBITDA including noncontrolling interests (3)	$211	$227	$206	$234	$878

	Q3 16*	Q4 16*	Q1 17*	Q2 17	Q2 17 LTM
Net income attributable to Tenneco Inc.	$179	$38	$59	$(3)	$273
Net income attributable to noncontrolling interests	17	20	14	18	$69
Income tax expense (benefit)	(70)	(3)	33	(8)	$(48)
Interest expense (net of interest capitalized)	24	16	15	20	$75
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	150	71	121	27	$369
Depreciation and amortization of other intangibles	53	53	52	55	$213
Total EBITDA including noncontrolling interests (2)	203	124	173	82	$582
Restructuring and related expenses	7	9	14	16	$46
Pension charges / Stock vesting (6)	—	72	11	—	$83
Antitrust settlement accrual (7)	—	—	—	132	$132
Warranty settlement (8)	—	—	—	7	$7
Gain on sale of unconsolidated JV	—	—	—	(5)	$(5)

Total Adjusted EBITDA including noncontrolling interests (3)	$210	$205	$198	$232	$845

*	Financial results for 2016 and first quarter 2017 have been revised for certain immaterial adjustments as discussed in Tenneco’s Form 10-K/A for the year ended December 31, 2016 and Form 10-Q/A for the quarter ended March 31, 2017.

(1)	Tenneco presents debt net of total cash balances because management believes it is a useful measure of Tenneco’s credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for-dollar basis.

(2)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3)	Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(4)	Tenneco presents the above reconciliation of the ratio of debt net of total cash to LTM adjusted EBITDA including noncontrolling interests to show trends that investors may find useful in understanding the company’s ability to service its debt. For purposes of this calculation, LTM adjusted EBITDA including noncontrolling interests is used as an indicator of the company’s performance and debt net of total cash is presented as an indicator of the company’s credit position and progress toward reducing the company’s financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company’s existing covenant ratios or any other financial measures that investors may find useful in describing the company’s financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of total cash, EBITDA including noncontrolling interests and adjusted EBITDA including noncontrolling interests.

(5)	Goodwill impairment charges recorded in Europe and South America Ride Performance Division.

(6)	Charges related to Pension derisking and the acceleration of restricted stock vesting in accordance with the long-term incentive plan.

(7)	Charges related to establish a reserve for settlement costs necessary to resolve the company’s antitrust matters globally.

(8)	Warranty settlement with customer.

(9)	Charge related to warranty. Although Tenneco regularly incurs warranty costs, this specific charge is of an unusual nature in the period incurred.

(10)	Advisory costs related to Federal-Mogul acquisition.

(11)	Structural cost reductions in advance of closing Federal-Mogul acquisition.

(12)	Environmental charge related to an acquired site whereby an indemnification reverted back to the Company resulting from a 2009 bankruptcy filing of Mark IV Industries.

            ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	Q2 2018
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency
Original equipment light vehicle revenues	$1,841	$37	$1,804	$509	$1,295
Original equipment commercial truck, off-highway and other revenues	359	4	355	101	254
Aftermarket revenues	337	(3)	340	—	340

Net sales and operating revenues	$2,537	$38	$2,499	$610	$1,889

	Q2 2017
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency
Original equipment light vehicle revenues	$1,691	$—	$1,691	$458	$1,233
Original equipment commercial truck, off-highway and other revenues	290	—	290	83	207
Aftermarket revenues	336	—	336	—	336

Net sales and operating revenues	$2,317	$—	$2,317	$541	$1,776

	YTD 2018
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency
Original equipment light vehicle revenues	$3,734	$148	$3,586	$1,021	$2,565
Original equipment commercial truck, off-highway and other revenues	735	26	709	203	506
Aftermarket revenues	642	2	640	—	640

Net sales and operating revenues	$5,111	$176	$4,935	$1,224	$3,711

	YTD 2017
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency
Original equipment light vehicle revenues	$3,411	$—	$3,411	$929	$2,482
Original equipment commercial truck, off-highway and other revenues	553	—	553	159	394
Aftermarket revenues	645	—	645	—	645

Net sales and operating revenues	$4,609	$—	$4,609	$1,088	$3,521

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

            ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)

Unaudited

(Millions except percents)

	Q2 2018
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$1,694	$506	$337	$2,537	$—	$2,537
Less: Substrate sales	621	—	—	621	—	621

Value-add revenues	$1,073	$506	$337	$1,916	$—	$1,916

EBIT	$105	$5	$50	$160	$(47)	$113
EBIT as a % of revenue	6.2%	1.0%	14.8%	6.3%		4.5%
EBIT as a % of value-add revenue	9.8%	1.0%	14.8%	8.4%		5.9%
Adjusted EBIT	$122	$23	$53	$198	$(23)	$175
Adjusted EBIT as a % of revenue	7.2%	4.5%	15.7%	7.8%		6.9%
Adjusted EBIT as a % of value-add revenue	11.4%	4.5%	15.7%	10.3%		9.1%

	Q2 2017
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$1,539	$442	$336	$2,317	$—	$2,317
Less: Substrate sales	541	—	—	541	—	541

Value-add revenues	$998	$442	$336	$1,776	$—	$1,776

EBIT	$106	$18	$54	$178	$(151)	$27
EBIT as a % of revenue	6.9%	4.1%	16.1%	7.7%		1.2%
EBIT as a % of value-add revenue	10.6%	4.1%	16.1%	10.0%		1.5%
Adjusted EBIT	$118	$27	$55	$200	$(22)	$178
Adjusted EBIT as a % of revenue	7.7%	6.1%	16.4%	8.6%		7.7%
Adjusted EBIT as a % of value-add revenue	11.8%	6.1%	16.4%	11.3%		10.0%

(1)	U.S. Generally Accepted Accounting Principles.

(2)	Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating the company’s operational performance without the impact of such substrate sales.

            ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)

Unaudited

(Millions except percents)

	YTD 2018
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$3,450	$1,019	$642	$5,111	$—	$5,111
Less: Substrate sales	1,273	—	—	1,273	—	1,273

Value-add revenues	$2,177	$1,019	$642	$3,838	$—	$3,838

EBIT	$224	$13	$85	$322	$(92)	$230
EBIT as a % of revenue	6.5%	1.3%	13.2%	6.3%		4.5%
EBIT as a % of value-add revenue	10.3%	1.3%	13.2%	8.4%		6.0%
Adjusted EBIT	$242	$45	$90	$377	$(55)	$322
Adjusted EBIT as a % of revenue	7.0%	4.4%	14.0%	7.4%		6.3%
Adjusted EBIT as a % of value-add revenue	11.1%	4.4%	14.0%	9.8%		8.4%

	YTD 2017
	Global Segments
	Clean Air	Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$3,094	$870	$645	$4,609	$—	$4,609
Less: Substrate sales	1,088	—	—	1,088	—	1,088

Value-add revenues	$2,006	$870	$645	$3,521	$—	$3,521

EBIT	$200	$45	$96	$341	$(193)	$148
EBIT as a % of revenue	6.5%	5.2%	14.9%	7.4%		3.2%
EBIT as a % of value-add revenue	10.0%	5.2%	14.9%	9.7%		4.2%
Adjusted EBIT	$221	$57	$99	$377	$(52)	$325
Adjusted EBIT as a % of revenue	7.1%	6.6%	15.3%	8.2%		7.1%
Adjusted EBIT as a % of value-add revenue	11.0%	6.6%	15.3%	10.7%		9.2%

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating the company’s operational performance without the impact of such substrate sales.

            ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2) - Original equipment commercial truck, off-highway and other revenues

Unaudited

(Millions)

	2018
	Q1			Q2			YTD
		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add
	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues
Clean Air	307	109	198	290	101	189	597	210	387
Ride Performance	69	—	69	69	—	69	138	—	138

Total Tenneco Inc.	$376	$109	$267	$359	$101	$258	$735	$210	$525

	2017
	Q1			Q2			YTD
		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add
	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues
Clean Air	211	76	135	231	83	148	442	159	283
Ride Performance	52	—	52	59	—	59	111	—	111

Total Tenneco Inc.	$263	$76	$187	$290	$83	$207	$553	$159	$394

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from substrate sales which include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

July 27, 2018 Second Quarter Earnings Conference Call TENNECO INC. Q2 2018 EARNINGS Presentation

Safe Harbor This communication contains forward-looking statements. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this communication that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events and (ii) statements about our future business plans and strategy and other statements that describe Tenneco’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. These forward-looking statements are included in various sections of this communication and the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof) are intended to identify forward-looking statements. Forward-looking statements included in this release concern, among other things, the proposed acquisition of Federal-Mogul LLC and related separation transactions, including the expected timing of completion of the proposed acquisition and spin-off; the benefits of the proposed acquisition and spin-off; the combined and separated companies’ respective plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the risk that the acquisition transaction may not be completed in a timely manner or at all due to a failure to satisfy certain closing conditions, including any stockholder or regulatory approval or the failure to satisfy other conditions to completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the outcome of any legal proceeding that may be instituted against Tenneco and others following the announcement of the transactions; the combined company may not complete the separation of the Aftermarket & Ride Performance business from the Powertrain Technology business (or achieve some or all of the anticipated benefits of such a separation); the proposed transactions may have an adverse impact on existing arrangements with Tenneco or Federal-Mogul, including those related to transition, manufacturing and supply services and tax matters; the amount of the costs, fees, expenses and charges related to the transactions may be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the transactions, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the transactions may not advance the combined or separated companies’ respective business strategy; the risk that the combined company may experience difficulty integrating or separating all employees or operations; the potential diversion of Tenneco management’s attention resulting from the proposed transactions; as well as the risk factors and cautionary statements included in Tenneco’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the SEC. In addition, please see Tenneco’s financial results press release for factors that could cause Tenneco’s future performance to vary from the expectations expressed or implied by the forward-looking statements herein.   Forward-Looking Statements TENNECO INC. Q2 2018 EARNINGS

Additional Information and Where to Find It In connection with the proposed transaction between Tenneco Inc. (the “Company”) and Federal-Mogul LLC, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or other document(s) that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FEDERAL-MOGUL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at investors.tenneco.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 North Field Drive in Lake Forest, Illinois 60045 or by calling (847) 482-5162. Certain Information Regarding Participants The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2018, its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018, and its Current Reports on Form 8-K filed with the SEC on July 23, 2018. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company. No Offers or Solicitations This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. In addition to the foregoing, please see the Company’s financial results press release for certain factors that might cause actual results to differ materially from current expectations. Safe Harbor TENNECO INC. Q2 2018 EARNINGS

Second Quarter Highlights Brian Kesseler Chief Executive Officer Segment Results & Financial Overview Jason Hollar Chief Financial Officer Outlook and Overview of Progress Made on Federal-Mogul Acquisition Brian Kesseler Q&A Brian Kesseler Roger Wood Future CEO of Powertrain Technology Company Jason Hollar Agenda TENNECO INC. Q2 2018 EARNINGS Non-GAAP Results: Please see the tables that reconcile GAAP results with non-GAAP results at the end of this presentation and in Tenneco’s financial results press release, which is incorporated herein by reference.

Second Quarter Highlights Delivered strong organic growth in Q2: Record revenue of $2.5B, up 9% YoY, constant currency up 8% -- outpacing industry production** by 4 percentage points Commercial truck and off-highway revenue up 24% Ride Performance intelligent suspension revenues up 21% Value-Add Revenue up 8%, constant currency up 6% Sequential VA adjusted EBIT margin improvement of 150bps (Q2 vs. Q1) Record adjusted EBITDA and adjusted EPS of $1.92 Solid second quarter cash flow performance Strong organic growth outpaced industry production by 2x; Solid cash performance TENNECO INC. Q2 2018 EARNINGS **IHS light vehicle production forecast

Q2 Revenue Strong organic growth lead by commercial truck and off-highway product applications VALUE-ADD REVENUE $1,916M, up 6%* Clean Air 5%* Ride Performance 13%* Aftermarket 1%* * In constant currency TENNECO INC. Q2 2018 EARNINGS RECORD VA REVENUE YOY comparison Light Vehicle 5%* Commercial Truck 16%* Off-Highway 29%* Aftermarket 1%* VA REVENUE by product application Q2 2018

Q2 Earnings Q2 ADJUSTED EBIT $175M, down $3M Record EPS of $1.92; Sequential margin improvement in all segments TENNECO INC. Q2 2018 EARNINGS Revenue growth in all product applications – light vehicle, commercial truck, off-highway, and aftermarket VA adjusted EBIT margin of 9.1% showed sequential improvement from Q1 margins in all three segments – Clean Air, Ride Performance, and Aftermarket Margin impacts Continuing tariff-driven steel economic impact -$4M Lower global aftermarket revenue mix; -20bps impact on YoY margins RP NA launch costs were $2M, compared to $6M in Q1 ADJUSTED DILUTED EPS $1.92, up 4-cents 51.6M diluted share count RECORD

Q2 Clean Air

TENNECO

VA REVENUE $1,073M, up 5%*

Light Vehicle 2%* VA Revenue $884M

Americas	-3%*	• North America -4%, in-line with production • South America up slightly, impacted by truck driver strike
EMEA	7%*	• Outpacing LV production +4% • Increased volumes with VW, BMW and Daimler
APAC	6%*	• China +12%, launches helped outpace production +9% • Double-digit growth in India • Impacted by end of production in Australia

CTOH 24%* VA Revenue $189M

Americas	32%*	• New CT business with Daimler Truck in North America • Off-highway up ~30% on higher volumes with CAT and John Deere
EMEA	22%*	• New business with MAN and Deutz • Higher volumes with CAT and Daimler Truck
APAC	16%*	• India ramp-up on BS IV reg.; China CT volumes -6% • Kubota volumes up over 30%

Adj. EBIT $122M; VA Adj. EBIT Margin 11.4%

VA REVENUE by product application



OH
12%
CT 5%
Q2 2018
Light
Vehicle
83%

Q2 Commercial Highlights

- 23 platform wins in China (20 incremental); majority with domestic OEMs, including 2 CT (China VI) platforms with domestic OEM
- To date in India, awarded BS VI programs with 6 customers
- 7 hybrid program awards YTD, including 4 in China, 2 in Europe and 1 in NA for the plug-in hybrid variant of a NA top selling SUV

* In constant currency

TENNECO INC. Q2 2018 EARNINGS

8

Q2 Aftermarket

TENNECO

VA REVENUE $337M, up 1%*

Americas	~flat*	• NA wholesalers continue to show strong YoY growth • NA retail customers continue to tightly manage inventory levels, but YoY out the door sales turned positive late Q2 • Continuing double digit growth in South America
EMEA	3%*	• Q2 returning to YoY growth in Europe
APAC	16%*	• Double digit growth in China and India

Adj. EBIT $53M; VA Adj. EBIT Margin 15.7%

AM VA REVENUE by region



AP 5%
EMEA 23%
Q2 2018
Americas 72%

Q2 Commercial Highlights

- Continue to win new business in all regions, including key distribution gains in Mexico, South America and Italy
- China added 28 new customers and 486 new Monroe Installers – an acceleration from Q1
- North America continues expanding coverage with over 125 Monroe shock and strut part numbers launched in Q2

TENNECO INC. Q2 2018 EARNINGS

* In constant currency

9

Q2 Ride Performance Light Vehicle 12%* VA Revenue $437M Americas 4%* Outpacing Americas LV production -1% Higher volumes on programs with VW and FCA NVH content on new BEV program in NA EMEA 19%* Outpacing flat LV production +4% Intelligent suspension revenue +21% APAC 18%* China +20%, outpacing production +9% India also exceeded production growth of +14% LV Conventional 79% CTOH 14% CTOH 19%* VA Revenue $69M Americas 22%* Higher volumes with Paccar, Daimler Truck and Hendrickson EMEA 9%* Higher volumes including with Volvo Truck, Paccar and Scania * In constant currency VA REVENUE $506M, up 13%* TENNECO INC. Q2 2018 EARNINGS VA REVENUE by product application Q2 2018 LV Intelligent Suspension 7% Structural cost improvement opportunities of $20M to $25M identified in RP NA – expect full benefit by end of 2020 Adj. EBIT $23M; VA Adj. EBIT Margin 4.5% Q2 Commercial Highlights 4 program wins for intelligent suspension $20M annualized revenue 2 incremental, including a BEV 5 intelligent suspension launches in Q2; including 4 incremental Continue to win new business in China Growing footprint in China; approved 3rd plant

Q2 Adjustments Restructuring and related expense of $31M pre-tax, or 41-cents per diluted share including $8M related to the accelerated move of our Beijing Ride Performance plant $10M in CA Europe manufacturing headcount reduction $8M Ride Performance cost improvements $5M Other cost improvement initiatives Costs related to Federal-Mogul acquisition of $27M pre-tax, or 39-cents per diluted share $18M acquisition advisory costs $9M structural cost reductions in advance of closing – salaried headcount reduction Environmental charge of $4M, or 6-cents per diluted share TENNECO INC. Q2 2018 EARNINGS

Tax Expense Continued focus on global tax planning TENNECO INC. Q2 2018 EARNINGS Reported Q2 tax expense of $27M, includes Tax benefits for adjusted items: $7M on restructuring and related expense $6M for acquisition-related costs $1M for environmental charge Other discrete tax items (net expense) of $4M Before those Q2 items, adjusted tax expense is $37M Adjusted effective tax rate of 24% in the quarter and year to date Still expect an adjusted effective tax rate for the full year in the range of 23% to 25% China high-tech designation would add a 100 – 150 bps improvement Q2 cash tax payments $31M Still expect cash tax payments in the range of $105M to $125M

Cash Flow $75M of cash generated from operations Year-over-year comparison includes $17M anti-trust payments $11M acquisition related payments Before these items, operating cash flow improved by $11M YoY, primarily due to working capital improvements Capital expenditures of $78M in the quarter Spending lower in the quarter compared to $91M last year Expect full year capital expenditures in the range of $380M to $410M Paid $12M in dividends ($0.25/share) Solid second quarter cash flow performance TENNECO INC. Q2 2018 EARNINGS

Debt and Cash Position Interest expense of $20M in the quarter Expect full year adjusted interest expense of around $80M Net debt / Adjusted LTM EBITDA* ratio was 1.4x $ Millions June 30, 2018 2017 Total Debt $1,459 $1,597 Cash Balances(1) 237 335 Net Debt $1,222 $1,262 TENNECO INC. Q2 2018 EARNINGS * Including noncontrolling interests. (1) Includes restricted cash

Outlook – Q3 and Full Year

TENNECO

Q3 Outlook

Expect Q3 organic revenue growth of 5%* constant currency, excluding an estimated currency impact of -2%▲

- Organic revenue growth expected to outpace LV production of 3%**
- VA revenue mix ~75% of total revenue
- Noncontrolling interests ~$18M, similar to Q2 2018
- Expect VA adjusted EBIT margins to be down about 40 to 50bps compared to last year
  - Mostly driven by AM vs OE revenue mix and steel/tariff costs
  - Improving from H1 2018 which was down 80bps

* Constant currency with 2017
▲ At 6/30/2018 currency rates for Q3 and Q4
** IHS July 2018 global light vehicle production and Tenneco estimates.
*** Excluding discrete tax items

See slide 22 for Tenneco Projections

2018 Outlook

Total revenue (organic growth)	+5%*
Light vehicle industry production	+2%**
Capital expenditures	$380M to $410M
Interest expense	~ $80M
Effective tax rate***	23% to 25%
Cash tax payments	$105M to $125M
Noncontrolling interests	~ $73M

Organic growth expected to outpace production by 3%

- Outpace moderates in H2 due to strong CTOH year-over-year comparison
- Expect full year currency impact on revenue of +1%▲
- VA revenue mix ~75%

Expect full year VA adjusted EBIT margins in the range of 8.5% - 8.7%

- Mostly driven by AM revenue mix and steel/tariff costs

Revenue growth outpacing industry production

TENNECO INC. Q2 2018 EARNINGS 15

Aftermarket & Ride Performance Company Unique Strategic Combination Combine and Separate Creates strong businesses with scale and strategic and financial flexibility to drive LT value creation Powertrain Technology Company One of the world’s leading multi-line aftermarket and OE suppliers Premier aftermarket brands, broad product coverage and strong distribution Strong portfolio of OE braking and advanced suspension technologies and capabilities Outstanding strategic position to Improve go-to-market capabilities in Americas & EMEA Capture Asia Pacific aftermarket growth with a broad range of products Capitalize on new OE trends in mobility and electrification / autonomous driving Headquartered in Lake Forest, Illinois One of the largest global pure play powertrain suppliers Portfolio of engine-to-tailpipe products and system solutions Excellent position to capture content growth from: Demand for improved engine performance Tightening fuel economy and criteria pollutant regulations Light vehicle hybridization trends Commercial truck and off-highway expansion opportunities Well positioned to further build out the product portfolio in an evolving powertrain market Headquartered in the Detroit, Michigan area RIDE PERFORMANCE CLEAN AIR CEOS OF FUTURE INDEPENDENT COMPANIES NAMED (JULY 23, 2018) Roger Wood Brian Kesseler TENNECO INC. Q2 2018 EARNINGS

CEOs Named to Lead Two New Companies TENNECO



Brian Kesseler

CEO, Aftermarket and Ride Performance Company

- Tenneco CEO and board member
- Joined company in 2015 as COO
- 20+ years at Johnson Controls Inc., most recently president of JCI Power Solutions
- Held various operations leadership positions at Ford Motor Company



Roger Wood

CEO, Powertrain Technology Company

- Tenneco board member
- Executive Chairman, Fallbrook Technologies
- Former CEO, Dana Corporation
- 25+ years at BorgWarner; led company's engine group

TENNECO INC. Q2 2018 EARNINGS 17

Progress Made on Transaction Since Q1

Tenneco acquiring Federal-Mogul

TENNECO

Communicated net leverage expectation of future companies at separation

- Expect Aftermarket & Ride Performance company (SpinCo) net leverage (net debt/adjusted EBITDA) around 3.0x at separation – future net leverage goal of 1.5x to 2.0x
- Expect Powertrain Technology company (RemainCo) net leverage around 2.3x at separation – future net leverage goal of 1.0x to 1.5x

Completed syndication of new credit facility

- Revolver $1.5B (see pricing grid)
- Term Loan A $1.7B (see pricing grid)
- Term Loan B $1.7B (L + 275 @ 99.0 OID)

Revolving Credit Facility & TLA Pricing	Net Leverage*	Spread
	<1.50x	L+125
	>= 1.50x and <2.50x	L+150
	>=2.50x	L+175

Powertrain Technology is the RemainCo and will retain the Tenneco name

Antitrust clearance received from certain key jurisdictions, including U.S., China, Brazil and India – Remaining open jurisdictions: Europe and Mexico

Special shareholders' meeting date set for September 12, 2018

Expected to close early Q4 2018; Separation expected to be complete in late 2019

Targeting at least $200M earnings synergies and one time working capital synergies of $250M

*Net leverage as defined in credit agreement

TENNECO INC. Q2 2018 EARNINGS 18

Appendix: Industry Production – YoY% Change Global light vehicle production growth forecast of 2% in 2018 Major Regions Q2’18 Q3’18 FY’18 North America -3% 7% 1% South America 10% 13% 10% Europe 4% 1% 2% China 9% 3% 2% India 14% 5% 8% Global LV Industry Production 4% 3% 2% Source: IHS Automotive July 2018 global light vehicle production forecast and Tenneco estimates. TENNECO INC. Q2 2018 EARNINGS

Appendix: Pension and OPEB Pension 2016 2017 Q2’18 2018E Defined Benefit Expense* $11 $15** $2 $12 Defined Benefit Contributions $38 $32 $3 $15 OPEB 2016 2017 Q2’18 2018E Expense $10 $9 $3 $13 Cash Payments $9 $10 $2 $9 *Does not include settlement or curtailment amounts. **Does not include contribution from unconsolidated JV. $ Millions TENNECO INC. Q2 2018 EARNINGS

Appendix: Financial Overview – Q2 Q2’18 Q2’17 Change Total Revenue 2,537 2,317 9% Value-add Revenue Δ 1,916 1,776 8% Adjusted EBIT † 175 178 -2% Adjusted EBIT † (% of VA Revenue) 9.1% 10.0% -90 bps Adjusted EBITDA *† 234 232 1% Adjusted Net Income † 99 101 -2% Adjusted EPS ($) † $1.92 $1.88 2% Cash Flow From Operations 75 92 -18% Net Debt / Adjusted LTM EBITDA*† 1.4x 1.5x 0.1x Δ Value-add Revenue is total revenue less substrate sales. * Including noncontrolling interests. †See the tables that reconcile GAAP results with non-GAAP results in Tenneco’s financial results press release. $ Millions, except as noted TENNECO INC. Q2 2018 EARNINGS

Appendix: Tenneco Projections Tenneco’s revenue outlook for 2018 is as of July 2018. Revenue assumptions are based on projected customer production schedules, IHS Automotive July 2018 forecasts, Power Systems Research July 2018 forecasts and Tenneco estimates. In addition to the information set forth on slide 15, Tenneco’s revenue projections are based on the type of information set forth under “Outlook” in Item 7 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as set forth in Tenneco’s Annual Report on Form 10-K for the year ended December 31, 2017. Please see that disclosure for further information. Key additional assumptions and limitations described in that disclosure include: Revenue projections are based on original equipment manufacturers’ programs that have been formally awarded to the company; programs where the company is highly confident that it will be awarded business based on informal customer indications consistent with past practices; and Tenneco’s status as supplier for the existing program and its relationship with the customer. Revenue projections are based on the anticipated pricing of each program over its life. Except as otherwise indicated, revenue projections assume a fixed foreign currency value. This value is used to translate foreign business to the U.S. dollar. Revenue projections are subject to increase or decrease due to changes in customer requirements, customer and consumer preferences, the number of vehicles actually produced by our customers, and pricing. Certain elements of the restructuring and related expenses, legal settlements and other unusual charges we incur from time to time cannot be forecasted accurately.  In this respect, we are not able to forecast EBIT (and the related margins) on a forward-looking basis without unreasonable efforts on account of these factors and the difficulty in predicting GAAP revenues (for purposes of a margin calculation) due to variability in production rates and volatility of precious metal pricing in the substrates that we pass through to our customers. TENNECO INC. Q2 2018 EARNINGS

Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this communication that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events and (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. These forward-looking statements are included in various sections of this communication and the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof) are intended to identify forward-looking statements. Forward-looking statements included in this communication concern, among other things, the proposed acquisition of Federal-Mogul LLC and related separation transactions, including the expected timing of completion of the proposed acquisition and spin-off; the benefits of the proposed acquisition and spin-off; the combined and separated companies’ respective plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the risk that the acquisition transaction may not be completed in a timely manner or at all due to a failure to satisfy certain closing conditions, including any stockholder or regulatory approval or the failure to satisfy other conditions to completion of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the outcome of any legal proceeding that may be instituted against the Company and others following the announcement of the transactions; the combined company may not complete the separation of the Aftermarket & Ride Performance business from the Powertrain Technology business (or achieve some or all of the anticipated benefits of such a separation); the proposed transactions may have an adverse impact on existing arrangements with the Company or Federal-Mogul, including those related to transition, manufacturing and supply services and tax matters; the amount of the costs, fees, expenses and charges related to the transactions may be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the transactions, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the transactions may not advance the combined or separated companies’ respective business strategy; the risk that the combined company may experience difficulty integrating or separating all employees or operations; the potential diversion of the Company’s management’s attention resulting from the proposed transactions; as well as the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”). Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Unless otherwise indicated, the forward-looking statements in this communication are made as of the date of this communication, and, except as required by law, the Company does not undertake any obligation, and disclaims any obligation, to publicly disclose revisions or updates to any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Federal-Mogul, LLC, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or other document(s) that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FEDERAL-MOGUL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at investors.tenneco.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 North Field Drive in Lake Forest, Illinois, 60045 or by calling (847) 482-5162.

Certain Information Regarding Participants

The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2018, its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018, and its Current Reports on Form 8-K filed with the SEC on July 23, 2018. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company.

No Offer or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.